Exhibit 99.1

Sientra Reports Record Third Quarter 2022 Financial Results

Santa Barbara, CA – November 10, 2022 – Sientra, Inc. (NASDAQ: SIEN) (“Sientra” or the “Company”), a medical aesthetics company focused on enhancing lives by advancing the art of plastic surgery, today announced its financial results for the third quarter that ended September 30, 2022.

Q3 2022 Financial and Business Highlights

•
Net sales of $22.6 million, representing growth of 15% over the third quarter of 2021
•
Year-to-date net sales of $65.5 million, representing growth of nearly 13% compared to the same period of 2021
•
Reduced free cash outflow to a record low of $3.6 million
•
Added 130 new augmentation accounts, and 160 new reconstruction accounts
•
Received approval of Sientra’s breast implants in the Kingdom of Saudi Arabia, and approval for Low Plus Profile implants from Health Canada
•
Entered into a new debt facility with Deerfield, and completed a secondary equity offering to provide enhanced balance sheet flexibility
•
Advanced preparations for launch of novel enhanced viability fat transfer system at Beauty Through Science meeting in New York on December 1-3

Ron Menezes, Sientra’s President, and Chief Executive Officer, said, “We are extremely proud of the execution by our team this quarter. Our results demonstrate the strong demand for Sientra’s industry-leading products backed by an unrivaled safety profile, strong relationships with Plastic Surgeons, and innovative programs. Looking forward, we see significant market opportunities and believe that the upcoming launch of our novel enhanced viability fat transfer system will be revolutionary, transforming Sientra into a full aesthetics company.”

Third Quarter 2022 Financial Results

•
Total net sales were $22.6 million, an increase of 15% compared to total net sales of $19.6 million for the same period in 2021
•
Gross profit for the third quarter of 2022 was $12.8 million, or 56.6% of sales, compared to gross profit of $10.6 million, or 54% of sales, for the same period in 2021
•
GAAP Operating expenses for the third quarter of 2022 of $25.3 million compared to $22.3 million for the same period in 2021. A driver to the increase was higher investment in R&D and commercial operations in anticipation of new product launches

•
Loss from continuing operations for the third quarter of 2022 was $14.9 million compared to net income of $28.5 million for the same period in 2021
•
Non-GAAP operating expenses for the third quarter of 2022 were $21.7 million compared to $19.2 million for the same period in 2021. The increase is attributed to investments in R&D and commercial operations in anticipation of new product launches
•
Net cash and cash equivalents as of September 30, 2022, were $19.0 million, compared to $51.8 million on December 31, 2021
•
Ending cash of $19.0 million with improvement of free cash flow usage of $3.6 million in Q3 2022 compared to a free cash flow usage of $15.4 million in the same period last year.

Conference Call

Sientra will hold a conference call today, November 10, 2022, at 4:30 pm ET to discuss second quarter 2022 results. The dial-in numbers are 1-866-374-5140 for domestic callers. The conference ID is 57765123#. The webcast link is the following: Sientra Q3 2022 Earnings Call Webcast Registration Link. A live webcast of the conference call will be available on the Investor Relations section of the Company's website at www.sientra.com. The webcast will be archived on the website following the call’s completion.

Use of Non-GAAP Financial Measures

Sientra has supplemented its US GAAP net income (loss) with a non-GAAP measure of Adjusted EBITDA, US GAAP Operating Expenses with a non-GAAP measure of Non-GAAP Operating Expenses, and US GAAP cash flow from operating activities with a non-GAAP measure of Free Cash Flow. Management believes that these non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the Company, facilitate a more meaningful comparison of results for current periods with previous operating results, and assist management in analyzing future trends, making strategic and business decisions and establishing internal budgets and forecasts. Reconciliations of non-GAAP Adjusted EBITDA, Non-GAAP Operating Expenses, and Free Cash Flow to GAAP net income (loss), GAAP Operating Expenses and Cash flow from operating activities, the most directly comparable GAAP measures, are provided in the schedules below. In the current period, management added “Bad debt expense” as an adjustment to the non-GAAP measure of Adjusted EBITDA to align with internal targets, budgets and forecasts. The prior periods have been recast to conform with the current period presentation.

There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with Sientra’s financial statements prepared in accordance with GAAP and the reconciliations of the non-GAAP financial measures provided in the schedules below.

About Sientra

Headquartered in Santa Barbara, California, Sientra is a medical aesthetics company exclusively focused on plastic surgery. The Company mission is to offer proprietary innovations and unparalleled partnerships that radically advance how plastic surgeons think, work and care for their patients. Sientra has developed a broad portfolio of products with technologically differentiated characteristics, supported by independent laboratory testing and strong clinical trial outcomes. The Company’s product portfolio includes its Sientra round and shaped breast implants, the first fifth generation breast implants approved by the FDA for sale in the United States, its ground-breaking Allox2® breast tissue expander with patented dual-port and integral drain technology, the AuraGen fat grafting system, and BIOCORNEUM®, the #1 performing, preferred and recommended scar gel of plastic surgeons (*).

Sientra uses its investor relations website to publish important information about the Company, including information that may be deemed material to investors. Financial and other information about Sientra is routinely posted and is accessible on the Company’s investor relations website at www.sientra.com.

(*) Data on file

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements are made only as of the date of this release. The words ‘‘believe,’’ ‘‘may,’’ ‘‘might,’’ ‘‘could,’’ ‘‘will,’’ ‘‘aim,’’ ‘‘estimate,’’ ‘‘continue, ‘‘anticipate,’’ ‘‘intend,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘position,” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify estimates, projections and other forward-looking statements. Forward-looking statements may include information concerning the Company’s unaudited financial information for the third quarter ended September 31, 2022, the impact of the COVID-19 pandemic on the Company and its operations, the impact of current economic headwinds on the Company and its operation, the Company’s possible or assumed future results of operations, including descriptions of the Company’s revenues, profitability, outlook and overall business strategy, the Company’s ability to successfully integrate the AuraGen fat grafting system into its existing operations, the reception of plastic surgeons to the Company’s products, including the AuraGen fat grafting system, \, the Company’s ability to expand into aesthetic applications outside of breast procedures, and the Company’s ability to capture additional market share and customer accounts in the plastic surgery market. Such statements are subject to risks and uncertainties, including the audit of the Company’s financial statements which audit is not yet complete and the numbers presented here could differ from the final audited financial statements presented by the Company, the scope and duration of the COVID-19 pandemic, the scope and duration of the current economic headwinds, the Company’s ability to recapture delayed procedures resulting from the COVID-19 pandemic, the positive reaction from plastic surgeons and their patients to Sientra’s Breast Products, including the AuraGen fat grafting system, , the ability to meet consumer demand, the growth of the plastic surgery market and breast procedures, regulatory timelines in the United States and abroad for approval of the Company’s products, and the ability of the Company to execute on its commercial, marketing, research and development and regulatory plans. Additional factors that could cause actual results to differ materially from those contemplated in this press release can be found in the Risk Factors section of Sientra’s public filings with the Securities and Exchange Commission. All statements other than statements of historical fact are forward-looking statements. The words ‘‘believe,’’ ‘‘may,’’ ‘‘might,’’ ‘‘could,’’ ‘‘will,’’ ‘‘aim,’’ ‘‘estimate,’’ ‘‘continue, ‘‘anticipate,’’ ‘‘intend,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘position,” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify estimates, projections and other forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, and such estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection or forward-looking statement. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in the Company’s business.

Investor Relations Contact

Aman R. Patel, CFA

aman.patel@westwicke.com`

Sientra, Inc.
Consolidated Statements of Operations
(In thousands, except per share and share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Net sales	$22,570	$19,620	$65,481	$58,035
Cost of goods sold	9,794	9,030	27,118	26,027
Gross profit	12,776	10,590	38,363	32,008
Operating expenses:
Sales and marketing	12,290	12,052	41,542	34,348
Research and development	3,720	2,367	9,823	6,962
General and administrative	9,324	7,865	31,589	23,321
Total operating expenses	25,334	22,284	82,954	64,631
Loss from operations	(12,558)	(11,694)	(44,591)	(32,623)
Other (expense) income, net:
Interest income	41	1	58	4
Interest expense	(2,364)	(2,026)	(6,584)	(6,143)
Change in fair value of derivative liability	—	35,550	—	(14,460)
Other (expense) income, net	(6)	6,672	(1)	6,575
Total other (expense) income, net	(2,329)	40,197	(6,527)	(14,024)
(Loss) income from continuing operations before income taxes	(14,887)	28,503	(51,118)	(46,647)
Income tax expense	—	—	—	—
(Loss) Income from continuing operations	(14,887)	28,503	(51,118)	(46,647)
(Loss) Income from discontinued operations, net of income taxes	(94)	(93)	(208)	233
Net (loss) income	$(14,981)	$28,410	$(51,326)	$(46,414)
Basic (loss) earnings per share:
Continuing operations	$(0.24)	$0.49	$(0.82)	$(0.82)
Discontinued operations	(0.00)	0.00	(0.00)	0.00
Basic (loss) earnings per share	$(0.24)	$0.49	$(0.82)	$(0.82)
Diluted loss per share:
Continuing operations	$(0.24)	$(0.08)	$(0.82)	$(0.82)
Discontinued operations	(0.00)	(0.00)	(0.00)	(0.00)
Diluted loss per share	$(0.24)	$(0.08)	$(0.82)	$(0.82)
Weighted average outstanding common shares used for net (loss) income per share attributable to common stockholders:
Basic	62,848,172	58,005,784	62,613,501	56,680,594
Diluted	62,848,172	72,639,930	62,613,501	56,680,594

Sientra, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	September 30,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$18,975	$51,772
Accounts receivable, net	34,360	33,105
Inventories, net	51,640	52,914
Prepaid expenses and other current assets	3,557	2,979
Current assets of discontinued operations	4	4
Total current assets	108,536	140,774
Property and equipment, net	14,059	13,998
Goodwill	9,202	9,202
Other intangible assets, net	26,361	28,765
Right of use assets, net	6,894	6,565
Other assets	881	600
Total assets	$165,933	$199,904
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$-	$2,237
Accounts payable	7,352	7,402
Accrued and other current liabilities	18,320	21,298
Customer deposits	43,013	35,182
Sales return liability	12,016	13,399
Current liabilities of discontinued operations	500	500
Total current liabilities	81,201	80,018
Long-term debt	70,064	62,434
Deferred and contingent consideration	5,837	5,872
Warranty reserve	2,675	2,505
Lease liabilities	6,999	5,604
Other liabilities	3,488	2,614
Total liabilities	170,264	159,047
Stockholders’ equity:
Total stockholders’ equity	(4,331)	40,857
Total liabilities and stockholders’ equity	$165,933	$199,904

Sientra, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(51,326)	$(46,414)
(Loss) Income from discontinued operations, net of income taxes	(208)	233
Loss from continuing operations, net of income taxes	(51,118)	(46,647)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,947	3,149
Provision for doubtful accounts	1,086	875
Provision for warranties	583	684
Provision for inventory	607	638
Fair value adjustments to derivative liability	—	14,460
Fair value adjustments of other liabilities held at fair value	(88)	49
Amortization of debt discount and issuance costs	3,029	2,632
Stock-based compensation expense	6,113	8,073
Payments of contingent consideration liability in excess of acquisition-date fair value	—	(2,419)
Other non-cash adjustments	135	584
Changes in assets and liabilities:
Accounts receivable	(2,341)	(7,558)
Inventories	667	(12,999)
Prepaid expenses, other current assets and other assets	1,997	(205)
Accounts payable, accrued, and other liabilities	(5,514)	1,279
Customer deposits	7,830	12,381
Sales return liability	(1,383)	3,113
Net cash flow used in operating activities - continuing operations	(33,450)	(28,563)
Net cash flow used in operating activities - discontinued operations	(208)	(989)
Net cash used in operating activities	(33,658)	(29,552)
Cash flows from investing activities:
Purchase of property and equipment	(1,856)	(4,882)
Net cash flow used in investing activities - continuing operations	(1,856)	(4,882)
Net cash flow used in investing activities - discontinued operations	—	11,314
Net cash (used in) provided by investing activities	(1,856)	6,432
Cash flows from financing activities:
Proceeds from issuance of common stock for employee stock-based plans	475	1,824
Net proceeds from issuance of common stock	—	39,226
Tax payments related to shares withheld for vested restricted stock units (RSUs)	(448)	(2,420)
Gross borrowings under the Term Loan	5,000	1,000
Gross borrowings under the Revolving Loan	5,440	—
Repayment of the Revolving Loan	(7,678)	—
Payments of contingent consideration up to acquisition-date fair value	—	(4,550)
Payments for debt financing fees	(73)	(800)
Net cash provided by financing activities	2,716	34,280
Net (decrease) increase in cash, cash equivalents and restricted cash	(32,798)	11,160
Cash, cash equivalents and restricted cash at:
Beginning of period	52,068	55,300
End of period	$19,270	$66,460

Reconciliation of cash, cash equivalents, and restricted cash to the consolidated balance sheets
Cash and cash equivalents	18,975	66,127
Restricted cash included in other assets	295	333
Total cash, cash equivalents and restricted cash	$19,270	$66,460

Sientra, Inc.
Reconciliation of Loss from Continuing Operations to Non-GAAP Adjusted EBITDA
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Dollars, in thousands	2022	2021	2022	2021

(Loss) income from continuing operations, as reported	$(14,887)	$28,503	$(51,118)	$(46,647)
Adjustments to (loss) income from continuing operations:
Interest (income) expense and other, net	2,329	2,005	6,528	6,216
Depreciation and amortization	1,545	1,039	4,947	3,149
Fair value adjustments to contingent consideration	—	—	(88)	49
Fair value adjustments to derivative liability	—	(35,550)	—	14,460
Gain on extinguishment of debt	—	(6,652)	—	(6,652)
Stock-based compensation	1,855	2,326	6,113	8,072
Bad debt expense	582	257	1,086	875
One-time severance charges	—	—	2,171	—
Legal settlement expense	—	—	1,600	—
Total adjustments to (loss) income from continuing operations	6,311	(36,575)	22,357	26,169
Adjusted EBITDA	$(8,576)	$(8,072)	$(28,761)	$(20,478)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
As a Percentage of Revenue**	2022	2021	2022	2021
(Loss) income from continuing operations, as reported	(66.0%)	145.3%	(78.1%)	(80.4%)
Adjustments to (loss) income from continuing operations:
Interest (income) expense and other, net	10.3%	10.2%	10.0%	10.7%
Depreciation and amortization	6.8%	5.3%	7.6%	5.4%
Fair value adjustments to contingent consideration	0.0%	0.0%	(0.1%)	0.1%
Fair value adjustments to derivative liability	0.0%	(181.2%)	0.0%	24.9%
Gain on extinguishment of debt	0.0%	(33.9%)	0.0%	(11.5%)
Stock-based compensation	8.2%	11.9%	9.3%	13.9%
Bad debt expense	2.6%	1.3%	1.7%	1.5%
One-time severance charges	0.0%	0.0%	3.3%	0.0%
Legal settlement expense	0.0%	0.0%	2.4%	0.0%
Total adjustments to (loss) income from continuing operations	28.0%	(186.4%)	34.1%	45.1%
Adjusted EBITDA	(38.0%)	(41.1%)	(43.9%)	(35.3%)

** Adjustments may not add to the total figure due to rounding

Sientra, Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP operating expenses, as reported	$25,334	$22,284	$82,954	$64,631
Adjustments to GAAP operating expenses:
Depreciation and amortization	1,244	550	3,815	1,527
Fair value adjustments to contingent consideration	—	—	(88)	49
Stock-based compensation	1,855	2,326	6,113	8,072
Bad debt expense	582	257	1,086	875
One-time severance charges	—	—	1,635	—
Legal settlement	—	—	1,600	—
Total adjustments to GAAP operating expenses	3,681	3,133	14,161	10,523
Non-GAAP operating expenses	$21,653	$19,151	$68,793	$54,108

Sientra, Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP operating expenses, as reported
Sales and marketing	$12,290	$12,052	$41,542	$34,348
Research and development	3,720	2,367	9,823	6,962
General and administrative	9,324	7,865	31,589	23,321
Total GAAP operating expenses, as reported	$25,334	$22,284	$82,954	$64,631
Adjustments to GAAP operating expenses:
Sales and marketing	640	855	3,065	2,868
Research and development	173	237	575	1,222
General and administrative	2,868	2,041	10,521	6,433
Total adjustments to GAAP operating expenses	3,681	3,133	14,161	10,523
Non-GAAP operating expenses
Sales and marketing	11,650	11,197	38,477	31,480
Research and development	3,547	2,130	9,248	5,740
General and administrative	6,456	5,824	21,068	16,888
Total Non-GAAP operating expenses	$21,653	$19,151	$68,793	$54,108

Sientra, Inc.
Free Cash Flow
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021

Net cash flow used in operating activities - continuing operations	$(2,605)	$(13,724)	$(33,450)	$(28,563)
Purchase of property and equipment	(1,043)	(1,712)	(1,856)	(4,882)
Free cash flow	$(3,648)	$(15,436)	$(35,306)	$(33,445)